UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event reported):
April 23, 2020
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National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 001-38257

Delaware			46-4841717
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

2435 Commerce Ave.
Building 2200			30096
Duluth	,	Georgia	(Zip Code)
(Address of principal executive offices)
(770) 822‑3600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.42

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 7.01 Regulation FD Disclosure
National Vision Holdings, Inc. (“National Vision” or the “Company”) issued a press release on April 23, 2020, providing a coronavirus (COVID-19) related business update regarding the gradual re-opening of retail locations to the public with enhanced safety protocols and a focus on meeting the essential, urgent and emergency eye health needs of patients and customers. A copy of that release is attached as Exhibit 99.1 and incorporated by reference.
This Form 8-K and the attached exhibit contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our current beliefs and expectations regarding the performance of our industry, the Company’s strategic direction, market position, prospects and future results. You can identify these forward-looking statements by the use of words such as “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Caution should be taken not to place undue reliance on any forward-looking statement as such statements speak only as of the date when made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. Forward-looking statements are not guarantees and are subject to various risks and uncertainties, which may cause actual results to differ materially from those implied in forward-looking statements. Such factors include, but are not limited to, those set forth in our Annual Report on Form 10-K under the heading “Risk Factors” and in subsequent filings by National Vision with the Securities and Exchange Commission (“SEC”). Potential risks and uncertainties include those relating to the ultimate geographic spread of the coronavirus, the duration of the coronavirus outbreak and actions that may be taken by governmental authorities to contain the outbreak or treat its impact, Company cost-saving initiatives as a response to the coronavirus outbreak and the potential selective re-opening of retail stores, which may adversely impact our business, results of operations and financial condition. Additional information about these and other factors that could cause National Vision’s results to differ materially from those described in the forward-looking statements can be found in filings by National Vision with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Form 8-K, attached exhibit and in our filings with the SEC.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
99.1	National Vision Holdings, Inc. Press Release dated April 23, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: April 23, 2020	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Senior Vice President, General Counsel and Secretary